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                                                          Exhibit-10(LVIII)(02)


                                            Anlage 1
                                            zum Kooperations- und Liefervertrag

RICHTLINIEN ZUR
BLUTGRUPPENBESTIMMUNG
UND BLUTTRANSFUSION
(HAMOTHERAPIE)

Aufgestellt vom Wissenschaftlichen Beirat der Bundesarztekammer und vom Paul-Ehrlich-Institut

Uberarbeitete Fassung 1996

Deutscher Arzte-Verlag


* The information redacted herefrom is the subject of a Confidentiality Request submitted to the Securities and Exchange Commission.
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RICHTLINIEN ZUR BLUTGRUPPENBESTIMMUNG
UND BLUTTRANSFUSION (HAMOTHERAPIE)

ISBN 3-7691-0341-6

Der Wissenschaftliche Beirat der Bundesarztekammer hat gemeinsam mit Vertretern aus 34 medizinisch-wissenschaftlichen Fachgesellschaften, Berufsverbanden, dem Bundesministerium fur Gesundheit, der Arbeitsgemeinschaft der Leitenden Medizinalbeamtinnen und -beam-ten der Lander und dem Paul-Ehrlich-Institut die ,,Richtlinien zur Blutgruppenbestimung und Bluttransfusion" uberarbeitet und einige Kapitel erganzt. Diese Richtlinien gelten fur alle Arztinnen und Arzte in der Bundesrepublik Deutschland.

Mit der Veroffentlichung im Bundesgesundheitsblatt Mitte Dezember 1996 werden die bisherigen Richtlinien (veroffentlicht im Bundesgesundheitsblaff 35, Nr. 5, Mai 1992) ungultig.

DIE IN DEN LETZTEN JAHREN ERZIELTEN FORTSCHRITTE IN DER TRANSFUSIONMEDIZIN UND IN DER ARZNEIMITTELSICHERHEIT VON BLUTKOMPONENTEN UND PLASMADERIVATEN WURDEN IN DEN RICHTLINIEN BESONDERS BERUCKSICHTIGT.


Deutscher Arzte-Verlag


AUS DEM INHALT:


o Allgemeine Hinweise zu Aufgaben und Geltungsbereich der Richtlinien, zur Verantwortung des Arztes und zu Haftungsfragen
o        Blutgruppenserologische Untersuchungen
o        Blutspender und Spendebedingungen
o Praparative Hamapherese - Organisation, Ausstattung der Zentren, Durchfuhrung (NEU)
o        Herstellung, Lagerung und Transport von Blutkomponenten und
         Plasmaderivaten
o Transfusion von Blutkomponenten und Plasmaderivaten - Aufgaben des transfundierenden Arztes bei Identitatssicherung und Dokumentation
o Unerwunschte Wirkungen nach Transfusion von Blutkomponenten und Plasmaderivaten - Dokumentation, Ruckverfolgung (look back) und Meldewesen
o Autologe Hamotherapie - notwendige Voraussetzungen, Organisation, Herstellung u. Lagerung, patientenspezifische Besonderheiten
o        Therapeutische Hamapherese (NEU)
o Perinatale Transfusionsmedizin und ihre Besonderheiten - Diagnostik, Behandlung und Prophylaxe fetomaternaler Inkompatilitaten (NEU)
o Qualitatsmanagement - Ziele und Aufgaben, Verantwortung und Zustandigkeiten (NEU)
o        Chargendokumentation
o        Gesetze, Verordnungen und Vorschriften